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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 1999



                          FIX-CORP INTERNATIONAL, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


                Delaware                                  000-23369                               34-1783774
----------------------------------------------------------------------------------------------------------------------------
    (State or other juris-diction of              (Commission File Number)           (IRS Employer Identification Number)
             incorporation)


1835 James Parkway
Heath, Ohio                                                            43056
--------------------------------------------------------------------------------
(address of principal executive offices)                             (zip code)


Registrant's telephone number, including area code: 740-928-8999; 888-928-8999



3637 S. Green Road
Beachwood, Ohio                                                          44122
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)         (zip code)


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Item 1.  Change in Control of Registrant.

         On Friday, April 23, 1999, the United States Bankruptcy Court for the Southern District of Ohio (the "Court") approved Fix-Corp International, Inc.'s board of directors' decision to enter into an agreement with the Philadelphia, PA-based management consulting firm of Hershhorn & Trichon, LLC ("H&T"). Pursuant to the agreement, the Company elected Mark P. Hershhorn as a director and the Chief Executive Officer and Chairman of the Board of the Company. Mr. Hershhorn will replace S. Darwin Noll as a director, who resigned effective as of March 12, 1999. Along with the appointment of Mr. Hershhorn, James L. Trichon was named Executive Vice President and Constantinos I. Costalas was named Chief Operating Officer of the Company.

         Mr. Hershhorn, age 49, is also the Chairman and Chief Executive Officer of CKS & Associates, a management consulting firm as well as the President of H&T, which provides consulting advice on corporate restructurings, marketing and strategic growth initiatives to senior management of companies. Mr. Hershhorn has also served as President and Chief Executive Officer and Director of National Media Corporation (a NYSE company), and Chairman of National Media's International subsidiary, Quantum International Limited, which operated in over 70 countries around the world. Prior to that, Mr. Hershhorn served as President and Chief Operating Officer of Buckeye Communications, Inc.

         Mr. Trichon, age 54, also serves as the President and Chief Executive Officer of Triam, Inc., a contract management, consulting and business development firm. He is also a partner of H&T.

         Mr. Costalas, age 63, served as Vice Chairman and Chief Operating Officer of National Media Corporation from 1994 until January 1999. Prior to 1994, he served as Chairman of the Board, President, and Chief Executive Officer of Glendale Bancorporation, a commercial bank.

         H&T entered into the employment agreement with the Company for a three year term commencing on March 12, 1999 and ending on March 31, 2002, renewable for successive one year terms. Under the agreement, H&T will be paid a base annual wage of $450,000 plus certain benefits and incentive compensation under a plan to be established by the Board (including an option which was granted to H&T to purchase 2,000,000 shares of the Company's Common Stock for a cost of $.56 per share).

         Also, on April 23, 1999, the Company received Court approval for a post-petition bridge loan financing arrangement, which the Company's Board of Directors had previously approved on April 8, 1999. This post-petition, short-term bridge loan financing facility is being provided by The Hershhorn Group (which is also Philadelphia, PA-based and is owned and controlled by Mr. Hershhorn) using its own funds. The financing provides for a credit line of up to $750,000 to be drawn down by the Company. To date, $330,000 has been drawn down. The financing documents provide for a promissory note bearing interest at the so-called "prime rate" charged by National City Bank, NA (Ohio) plus 4%, with interest payable monthly commencing May 1, 1999, as well as security agreements and the issuance of a Common Stock Series "A" purchase warrant. The Note matures on October 9, 1999.

         The Hershhorn Group loan is secured, but is subordinated to the prior security positions of the Company's two primary secured lenders, Coast Business Credit, Inc. and Medallion Capital, Inc. In that regard, The Hershhorn Group has a secured third position on all the Company's U.S. assets and a second position on its Canadian assets. As additional compensation for providing the bridge loan, The Hershhorn Group will receive the Common Stock Series "A" purchase warrant which, when exercised, entitles the holder to purchase 3,000,000 shares of the Company's fully-paid, non-accessible $.001 par value common stock at an exercise price of $.62 per share (being 120% of the

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closing price on the electronic bulletin board as of the close of business on
April 22, 1999). The expiration date of the warrant is December 31, 2005.

         As of this date, Mr. Hershhorn, directly and/or through his ownership interest in H&T and The Hershhorn Group, has the following direct and indirect beneficial ownership of Fix-Corp International, Inc.:

                           Number of Shares of Common
                           Stock owned directly by
                           Mr. Hershhorn                                   35,000 shares

                           Options in favor of H&T to
                           purchase Common Stock*                       2,000,000 shares

                           Common Stock Series "A"
                           Purchase Warrant issued
                           directly to Mr. Hershhorn**                  3,000,000 shares
                           (or the Hershhorn Group)                     ---------

                  Total of Mr. Hershhorn's Beneficial
                  Ownership Interest in Fix-Corp
                  International, Inc.                                   5,035,000 shares

                  Fix-Corp International, Inc.
                  Shares Issued and Outstanding
                  as of May 1, 1999***                                 31,319,894 shares
                                                                       ----------

                  Total of shares outstanding plus shares beneficially owned by
                  Mr.
                  Hershhorn                                                     36,354,894 shares


                  % of shares of Fix-Corp International,
                  Inc. beneficially owned by Mr.
                  Hershhorn                                                             13.84%

                              ====================

         The Court also issued an order authorizing the rejection of the Company's employment contract with Mark Fixler, the Company's founder, a current director, and its former Chief Executive Officer. Mr. Fixler further agreed that he had no claim for damages against the Company arising from the rejection of his employment contract and waived the $2 million severance benefit, health insurance, and automobile allowance provided for in his employment contract. Additionally, Mr. Fixler's annual salary was reduced from $300,000 to $150,000 through December 31, 1999. Mr. Fixler, in June 1998, canceled an option to purchase four million shares of the Company's stock. Mr. Fixler


--------

         * These options may only be exercised if a management-sponsored plan of reorganization is approved by the Court. See Section 6 of the Employment Agreement filed herewith.

         ** The first 2,250,000 shares to which this Warrant applies may be purchased on or before the Call Day (as defined in the Warrant). The remaining 750,000 shares may be purchased subject to conditions specified in the Warrant. See Section 14 of the Warrant filed herewith.

         *** Not fully diluted. Information received from Company's
             Transfer Agent.

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will continue to be bound by the noncompetition and confidential information provisions of his employment agreement.

                              ====================


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  (1) Employment Agreement by and between Fix-Corp
                      International, Inc. and Hershhorn & Trichon, LLC dated as of March 12, 1999

                  (2) Promissory Note made by Fix-Corp International, Inc. in favor of The Hershhorn Group dated April 22, 1999 in the amount of $750,000

                  (3) Security Agreement dated April 22, 1999 by and among
                      Fix-Corp International, Inc., Pallet Technology, Inc., Polystyle Industries, Inc., Fixcor Industries, Inc. and The Hershhorn Group

                  (4) Fix-Corp International, Inc. Common Stock Series "A"
                      Purchase Warrant dated April 22, 1999 - to be filed by amendment

                  (5) Press release dated April 27, 1999 with respect to
                      "Fix-Corp International, Inc. Gets Approval From Bankruptcy Court for New Director, Officers and New Financing"

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 1999                                FIX-CORP INTERNATIONAL, INC.


                                           By:   /s/ MARK P. HERSHHORN
                                              ----------------------------------
                                                 Mark P. Hershhorn
                                                 Chairman and Chief Executive
                                                 Officer

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